UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

DATARAM CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 571, P.O. Box 7258, Princeton, New Jersey	08543-7528
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 2, 2015, Dataram Corporation (the “Issuer” or “we,” “our,” or “us”) dismissed Anton & Chia, LLP (A&C”) as the Registrant’s independent registered public accounting firm effective on such date. The dismissal was approved by our Board of Directors. The report of A&C on our financial statements as of and for the fiscal years ended April 30, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, but included an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal years ended April 30, 2015 and 2014, and the subsequent interim periods through November 2, 2015, the date of dismissal, there were (i) no disagreements between A&C and us upon any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, any of which, if not resolved to A&C’s satisfaction, would have caused A&C to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We have made the contents of this Form 8-K available to A&C and requested it to furnish a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with, or wishes to clarity our expression of our views. A copy of such letter is attached hereto as Exhibit 16.1.

We engaged Marcum LLP (“Marcum”) as our new principal accountant as of November 2, 2015. The decision to change accountants was recommended and approved by our Audit Committee following the Committee’s further process to determine our independent registered public accounting firm.

During the fiscal years ended April 30, 2015 and 2014, and the subsequent interim periods through November 2, 2015, neither we nor anyone on our behalf consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements. (iii) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, (iv) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (v) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

[SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

16.1*	Letter from Anton & Chia, LLP dated November 6, 2015.

*  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION
(Registrant)

Date: November 6, 2015
/s/ David A. Moylan
(Signature)
David A. Moylan
President & Chief Executive Officer